                                                                    Exhibit 4(h)



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                            FLEET BOSTON CORPORATION




                                       and




                              THE BANK OF NEW YORK

                      ------------------------------------

                                    INDENTURE


                          Dated as of December 6, 1999



                        ---------------------------------


                          Subordinated Debt Securities




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


                      TABLE SHOWING REFLECTION IN INDENTURE
                              OF CERTAIN PROVISIONS
                         OF TRUST INDENTURE ACT OF 1939


TIA SECTION                                       REFLECTED IN INDENTURE SECTION

ss.310(a)(1)        ..................................      8.09
      (a)(2)        ..................................      8.09
      (a)(3)        ..................................      Not Applicable
      (a)(4)        ..................................      Not Applicable
      (a)(5)        ..................................      8.09
      (b)           ..................................      8.08
      (c)           ..................................      Not Applicable
ss.311(a)           ..................................      8.13(i)
      (b)           ..................................      8.13(ii)
      (b)(2)        ..................................      6.03(i)(b)
                                                            6.03(ii)
ss.312(a)           ..................................      6.01
                                                            6.02(i)
      (b)           ..................................      6.02(ii)
      (c)           ..................................      6.02(iii)
ss.313(a)           ..................................      6.03(i)
      (b)           ..................................      6.03(ii)
      (c)           ..................................      6.03(i), (ii) and
                                                                 (iii)
      (d)           ..................................      6.03(iii)
ss.314(a)(1)
      (2), (3)      ..................................      6.04
      (a)(4)        ..................................      5.10
      (b)           ..................................      Not Applicable
      (c)(1)        ..................................      1.02
      (c)(2)        ..................................      1.02
      (c)(3)        ..................................      Not Applicable
      (d)           ..................................      Not Applicable
      (e)           ..................................      1.02
      (f)           ..................................      Not Applicable
ss.315(a)           ..................................      8.01(i)
                                                            8.01(iii)
      (b)           ..................................      8.02
                                                            8.03(i)(f)
      (c)           ..................................      8.01(ii)
      (d)           ..................................      8.01(iii)
      (d)(1)        ..................................      8.01(iii)(a)
      (d)(2)        ..................................      8.01(iii)(b)

      (d)(3)        ..................................      8.01(iii)(c)
      (e)           ..................................      7.14
ss.316(a)           ..................................      1.01
ss.316(a)(1)(A)     ..................................      7.13
                                                            7.12
      (a)(1)(B)     ..................................      7.13
      (a)(2)        ..................................      Not Applicable
      (b)           ..................................      7.08
      (c)           ..................................      1.04
ss.317(a)(1)        ..................................      7.03
      (a)(2)        ..................................      7.04
      (b)           ..................................      5.03
ss.318(a)           ..................................      1.08

                                TABLE OF CONTENTS
                                -----------------

ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATIONS.........1
SECTION 1.01.  Definitions....................................................1
Act...........................................................................2
Affiliate.....................................................................2
Authenticating Agent..........................................................2
Authorized Newspaper..........................................................2
Authorized Officer............................................................2
Bank..........................................................................3
Bearer Security...............................................................3
Board of Directors............................................................3
Board Resolution..............................................................3
Business Day..................................................................3
Commission....................................................................3
Common Depository.............................................................3
Company.......................................................................3
                     Company Request..........................................3
                     Components...............................................4
                     Conversion Date..........................................4
                     Corporate Trust Office...................................4
                     Corporation..............................................4
                     Coupon...................................................4
                     Default..................................................4
                     Defaulted Interest.......................................4
                     Euro.....................................................4
                     8-1/8% Subordinated Notes Due 2004.......................5
                     8-5/8% Subordinated Notes Due 2004.......................5
                     Entitled Persons.........................................5
                     Event of Default.........................................5
                     Exchange Date............................................5
                     Exchange Rate............................................5
                     Exchange Rate Agent......................................6
                     Exchange Rate Officer's Certificate......................6
                     Existing Subordinating Indebtedness......................6
                     Foreign Currency.........................................6
                     Holder...................................................6
                     Interest.................................................6
                     Interest Payment Date....................................6
                     Judgment Currency........................................6
                     Market Exchange Rate.....................................7
                     Maturity.................................................7
                     Maturity Consideration...................................7

                     New York Banking Day.....................................7
                     9% Subordinated Notes Due 2001...........................7
                     9.90% Subordinated Notes Due 2001........................7
                     Officers' Certificate....................................7
                     Opinion of Counsel.......................................8
                     Original Issue Discount Security.........................8
                     Other Financial Obligations..............................8
                     Outstanding..............................................8
                     Paying Agent.............................................9
                     Person...................................................9
                     Place of Payment.........................................9
                     Predecessor Security.....................................9
                     Principal Paying Agent...................................9
                     Redemption Date..........................................9
                     Redemption Price.........................................9
                     Registered Security......................................9
                     Regular Record Date......................................9
                     Required Currency.......................................10
                     Responsible Officer.....................................10
                     Securityholder..........................................10
                     Security Register.......................................10
                     Security Registrar......................................10
                     Senior Indebtedness.....................................10
                     Special Record Date.....................................10
                     Specified Currency......................................10
                     Stated Maturity.........................................11
                     Subsidiary..............................................11
                     Trustee.................................................11
                     Trust Indenture Act.....................................11
                     United States...........................................11
                     United States Alien.....................................11
                     Vice President..........................................11
                     Voting Stock............................................11
SECTION 1.02.  Compliance Certificates and Opinions..........................11
SECTION 1.03.  Form of Documents Delivered to Trustee........................12
SECTION 1.04.  Acts of Securityholders.......................................13
SECTION 1.05.  Notices, etc., to Trustee and Company.........................15
SECTION 1.06.  Notices to Securityholders; Waiver............................15
SECTION 1.07.  Language of Notices, Etc......................................16
SECTION 1.08.  Conflict with Trust Indenture Act.............................17
SECTION 1.09.  Effect of Headings and Table of Contents......................17
SECTION 1.10.  Successors and Assigns........................................17
SECTION 1.11.  Separability Clause...........................................17
SECTION 1.12.  Benefits of Indenture.........................................17
SECTION 1.13.  Legal Holidays................................................17

SECTION 1.14.  Governing Law.................................................18
SECTION 1.16.  Moneys of Different Currencies to be Segregated...............19
ARTICLE TWO  SECURITY FORMS..................................................19
SECTION 2.01.  Forms Generally...............................................19
SECTION 2.02.  Form of Securities............................................19
SECTION 2.03.  Form of Trustee's Certificate of Authentication...............20
ARTICLE THREE  THE SECURITIES................................................21
SECTION 3.01.  Title and Terms...............................................21
SECTION 3.02.  Denominations.................................................24
SECTION 3.03.  Execution, Authentication, Delivery and Dating................24
SECTION 3.04.  Temporary Securities..........................................25
SECTION 3.05.  Registration, Registration of Transfer and Exchange...........28
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities..............30
SECTION 3.07.  Payment of Interest; Interest Rights Preserved................31
SECTION 3.08.  Persons Deemed Owners.........................................32
SECTION 3.09.  Cancellation..................................................33
SECTION 3.10.  Computation of Interest.......................................33
SECTION 3.11.  Forms of Certification........................................33
SECTION 3.12.  Payment in Currencies.........................................34
SECTION 3.13.  CUSIP Numbers.................................................36
ARTICLE FOUR  REDEMPTION OF SECURITIES.......................................36
SECTION 4.01.  Applicability of Article......................................36
SECTION 4.02.  Election to Redeem; Notice to Trustee.........................37
SECTION 4.03.  Selection by Security Registrar of Securities to be Redeemed..37
SECTION 4.04.  Notice of Redemption..........................................37
SECTION 4.05.  Deposit of Redemption Price...................................38
SECTION 4.06.  Securities Payable on Redemption Date.........................38
SECTION 4.07.  Securities Redeemed in Part...................................39
SECTION 4.08.  Redemption Suspended During Event of Default..................40
ARTICLE FIVE  COVENANTS......................................................40
SECTION 5.01.  Payment of Principal, Premium, Maturity Consideration and
Interest.....................................................................40
SECTION 5.02.  Maintenance of Office or Agency...............................40
SECTION 5.03.  Money or Other Property for Security Payments and
Deliveries to Be Held in Trust...............................................42
SECTION 5.04.  Additional Amounts............................................43
SECTION 5.05.  Corporate Existence...........................................44
SECTION 5.06.  Maintenance of Properties.....................................44
SECTION 5.07.  Payment of Taxes and Other Claims.............................45
SECTION 5.08.  Statement as to Compliance....................................45
SECTION 5.09.  Waiver of Certain Covenants...................................46
SECTION 5.10.  Calculation of Original Issue Discount........................46
SECTION 5.11.  Statement by Officers as to Default...........................46
ARTICLE SIX  HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY...............46
SECTION 6.01.  Company to Furnish Trustee Names and Addresses of Holders.....46
SECTION 6.02.  Preservation of Information; Communications to Holders........47

SECTION 6.03.  Reports By Trustee............................................48
SECTION 6.04.  Reports by the Company........................................49
ARTICLE SEVEN REMEDIES.......................................................50
SECTION 7.01.  Events of Default.............................................50
SECTION 7.02.  Acceleration of Maturity; Rescission and Annulment............50
SECTION 7.03.  Collection of Indebtedness and Suits for Enforcement by
Trustee......................................................................52
SECTION 7.04.  Trustee May File Proofs of Claim..............................52
SECTION 7.05.  Trustee May Enforce Claims Without Possession of Securities...53
SECTION 7.06.  Application of Money or Other Property Collected..............54
SECTION 7.07.  Limitation on Suits...........................................54
SECTION 7.08.  Unconditional Right of Securityholders to Receive Principal,
Premium, Maturity Consideration and Interest.................................56
SECTION 7.09.  Restoration of Rights and Remedies............................56
SECTION 7.10.  Rights and Remedies Cumulative................................56
SECTION 7.11.  Delay or Omission Not Waiver..................................57
SECTION 7.12.  Control by Securityholders....................................57
SECTION 7.13.  Waiver of Past Defaults.......................................57
SECTION 7.14.  Undertaking for Costs.........................................58
SECTION 7.15.  Waiver of Stay or Extension Laws..............................58
ARTICLE EIGHT  THE TRUSTEE...................................................58
SECTION 8.01.  Certain Duties and Responsibilities...........................59
SECTION 8.02.  Notice of Default.............................................60
SECTION 8.03.  Certain Rights of Trustee.....................................60
SECTION 8.04.  Not Responsible for Recitals or Issuance of Securities........62
SECTION 8.05  May Hold Securities............................................62
SECTION 8.06.  Money or Other Property Held in Trust.........................62
SECTION 8.07.  Compensation and Reimbursement................................62
SECTION 8.08.  Disqualification; Conflicting Interests.......................63
SECTION 8.09.  Corporate Trustee Required; Eligibility.......................64
SECTION 8.10.  Resignation and Removal; Appointment of Successor.............64
SECTION 8.11.  Acceptance of Appointment by Successor........................66
SECTION 8.12.  Merger, Conversion, Consolidation or Succession to Business
of Trustee...................................................................68
SECTION 8.13.  Preferential Collection of Claims against Company.............68
SECTION 8.14.  Appointment of Authenticating Agent...........................68
ARTICLE NINE  SUPPLEMENTAL INDENTURES........................................70
SECTION 9.01.  Supplemental Indentures Without Consent of Securityholders....70
SECTION 9.02.  Supplemental Indentures With Consent of Securityholders.......71
SECTION 9.03.  Execution of Supplemental Indentures..........................72
SECTION 9.04.  Effect of Supplemental Indentures.............................73
SECTION 9.05.  Conformity with Trust Indenture Act...........................73
SECTION 9.06.  Reference in Securities to Supplemental Indentures............73
SECTION 9.07.  Subordination Unimpaired......................................73
ARTICLE TEN  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER...................73
SECTION 10.01.  Company May Consolidate, etc., Only on Certain Terms.........73
SECTION 10.02.  Successor Corporation Substituted............................74

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ARTICLE ELEVEN  SATISFACTION AND DISCHARGE...................................75
SECTION 11.01.  Satisfaction and Discharge of Indenture......................75
SECTION 11.02.  Application of Trust Money or Property.......................77
ARTICLE TWELVE IMMUNITY OF INCORPORATES, STOCKHOLDERS, OFFICERS AND
DIRECTORS....................................................................77
SECTION 12.01.  Exemption from Individual Liability..........................77
ARTICLE THIRTEEN  SINKING FUNDS..............................................77
SECTION 13.01.  Applicability of Article.....................................77
SECTION 13.02.  Satisfaction of Sinking Fund Payments with Securities........78
SECTION 13.03.  Redemption of Securities for Sinking Fund....................78
ARTICLE FOURTEEN  SUBORDINATION OF NOTES.....................................79
SECTION 14.01  Agreement to Subordinate......................................79
SECTION 14.02.  Distribution on Dissolution, Liquidation and
Reorganization; Subrogation of Securities....................................79
SECTION 14.03.  Payments on Securities Prohibited During Event of Default
Under Senior Indebtedness....................................................82
SECTION 14.04.  Reserved.....................................................83
SECTION 14.05.  Authorization of Holders to Trustee to Effect Subordination..83
SECTION 14.06.  Notice to Trustee............................................83
SECTION 14.07.  Right of Trustee to Hold Senior Indebtedness.................84
SECTION 14.08.  Article Fourteen Not to Prevent Defaults or Events of
Default......................................................................84
SECTION 14.09.  Trustee Compensation, Etc. Not Prejudiced....................84
SECTION 14.10.  Securities to Rank PARIPASSU with Existing Subordinated
Indebtedness; Payment of Proceeds in Certain Cases...........................84
ARTICLE FIFTEEN  MISCELLANEOUS...............................................86
SECTION 15.01.  Counterparts.................................................86

EXHIBIT A             Form of Certificate to be Given by Person Entitled to
                      Receive Bearer Security

EXHIBIT B             Form of Certificate to be Given by Euro-clear or CEDEL
                      S.A. in Connection with the Exchange of a Portion of a Temporary Global Security.

EXHIBIT C             Form of Certificate to be Given by Euro-clear or CEDEL
                      S.A. to Obtain Interest Prior to an Exchange Date

EXHIBIT D             Form of Certificate to be Given by Beneficial Owners to
                      Obtain Interest Prior to an Exchange Date

         THIS INDENTURE is dated as of December 6, 1999 between FLEET BOSTON CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island (hereinafter called the "Company"), having its principal executive office at One Federal Street, Boston, Massachusetts 02211 and THE BANK OF NEW YORK, a New York banking corporation (hereinafter called the "Trustee"), having its principal corporate trust office located in New York, New York.

                             RECITALS OF THE COMPANY

         The Company deems it necessary from time to time to issue its unsecured subordinated notes to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.01.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (i) the term "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities contemplated by Section 3.01;

                  (ii) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (iii) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (iv) all other terms used herein which are defined in the Trust Indenture Act, either directly or by references therein, have the meanings assigned to them therein; and

                  (v) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as may be otherwise expressly provided herein or in one or more indentures supplemental hereto, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation.

         Certain terms, used principally in Article Eight, are defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized to act on behalf of the Trustee to authenticate Securities pursuant to Section 8.14.

         "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Authorized Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary, the Comptroller, any Assistant Comptroller, any Assistant Treasurer or any Assistant Secretary of the Company.

         "Bank" means (i) any institution organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands which (a) accepts deposits that the depositor has a legal right to withdraw on demand, and (b) engages in the business of making commercial loans and (ii) any trust company organized under any of the foregoing laws.

         "Bearer Security" means any Security in the form established pursuant to Section 2.02 which is payable to bearer.

         "Board of Directors" means either the board of directors of the Company, any duly authorized committed of that board, the Chairman, any Vice Chairman, the President or any Vice President of the Company duly authorized by the Board of Directors of the Company to take a specified action or make a specified determination.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law or regulation to close in The City of New York or (i) with respect to Securities denominated in a Foreign Currency, in the city as specified in the Board Resolution pursuant to Section 3.01 or (ii) with respect to Securities which will bear interest based on a specified percentage of London interbank offered quotations, a day which is also a day on which banks in London, England are open for business (including dealings in foreign exchange and foreign currency deposits).

         "Commission" means the Securities and Exchange Commission as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Depository" has the meaning specified in Section 3.04.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean any such successor corporation.

         "Company Request" or "Company order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice Chairman of the Board, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Comptroller, an Assistant Comptroller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Components", with respect to a composite currency means the currency amounts that are components of such composite currency on the Conversion Date with respect to such composite currency. After such Conversion Date if the official unit of any component currency is altered by way of combination or subdivision, the number of units of such currency in the Component shall be proportionately divided or multiplied. After such Conversion Date if two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

         "Conversion Date", with respect to a composite currency has the meaning specified in Section 3.12(iv).

         "Corporate Trust Office" means the corporate trust office of the Trustee located in The City of New York, State of New York, at which at any particular time its corporate trust business in New York shall be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, Floor 8 West, New York, New York 10286, Attention:
Corporate Trust Trustee Administration.

         "Corporation" includes corporations, associations, companies and business trusts.

         "Coupon" means any interest coupon appertaining to a Bearer Security.

         "Default" has the meaning specified in Section 7.07.

         "Defaulted Interest" has the meaning specified in Section 3.07.

         "Euro" means the single currency of participating member states which was introduced on January 1, 1999 at the commencement of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community as amended by the Treaty on European Union (and references during the transitional period following the introduction of the Euro on January 1, 1999 up to the end of the transitional period on December 31, 2001 to "Deutsche marks" or "DM" and to "French francs" or "FFR" refer, in each case to the national currency units of, respectively, Germany and France (being non-decimal denominations of the Euro)).

         "8-1/8% Subordinated Notes Due 2004" means the 8-1/8% Subordinated Notes Due 2004 issued by the Company pursuant to an Indenture dated as of May 15, 1991.

         "8-5/8% Subordinated Notes Due 2004" means the 8-5/8% Subordinated Notes Due 2007 issued by the Company pursuant to an Indenture dated as of May 15, 1991.

         "Entitled Persons" means any person who is entitled to payment pursuant to the terms of Other Financial Obligations.

         "Event of Default" has the meaning specified in Section 7.01.

         "Exchange Date" has the meaning specified in Section 3.04.

         "Exchange Rate" means (a) if pursuant to Section 3.12(i) payment is to be made in U.S. dollars with respect to a Security denominated in a Foreign Currency, the highest firm bid quotation for U.S. dollars received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time on the second Business Day preceding the applicable payment date (or, if no such rates are quoted on such date, the last date on which such rates were quoted), from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Foreign Currency payable on such payment date in respect of all Securities denominated in such Foreign Currency and (b) if an Exchange Rate is to be computed for purposes of any provisions other than Section 3.l2(i), the rate determined pursuant to the foregoing clause (a) on such date and at such time as may be specified in the relevant provision.

         In the case of clause (a) above, if no such bid quotations are available, payments pursuant to Section 3.12(i) will be made in the applicable Foreign Currency, unless such Foreign Currency is unavailable due to the imposition of exchange controls (or, in the case of a composite currency, such currency ceases to be used for the purposes for which it was established as provided in Section 3.12(iv)(b)) or other circumstances beyond the control of the Company, in which case the Company will be entitled to make payments in U.S. dollars on the basis of the Market Exchange Rate for such Foreign Currency.

         If for any reason any of the foregoing rates are not available with respect to one or more Foreign Currencies for which an Exchange Rate is required, the Company shall use the most recently available quotation of the Federal Reserve Bank of New York, or quotations from one or more commercial banks in The City of New York or in the country of issue of the Foreign Currency in question, or such other quotations as the Company, in each case, shall deem appropriate; PROVIDED, HOWEVER, that if there is more than one market for dealing in any Foreign Currency by reason of foreign exchange regulations or otherwise, the market to be used for such quotations shall be the largest market upon which a nonresident issuer of securities designated in such Foreign Currency would purchase such Foreign Currency in order to make payments in respect of such securities.

         "Exchange Rate Agent" means the New York clearing house bank designated by the Company to act as such for any series of Securities for that series (with notice to the Trustee for that series), or any successor thereto, and may be the Trustee for that series.

         "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Securities, means a certificate signed by an officer of the Exchange Rate Agent and delivered to the Company and to the Trustee, setting forth (i) the applicable Market Exchange Rate or Exchange Rate and (ii) the U.S.

dollar or Foreign Currency amount of principal (and premium, if any) and interest payable with respect to a Security of any series on the basis of the Market Exchange Rate or Exchange Rate, as the case may be (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount pursuant to Section 3.02 in the relevant currency).

         "Existing Subordinating Indebtedness" means the principal of, premium, if any, and interest on, the Company's 9.90% Subordinated Notes due 2001, the Company's 9% Subordinated Notes due 2001, the Company's 8-1/8% Subordinated Notes due 2004 and the Company's 8-5/8% Subordinated Notes due 2007.

         "Foreign Currency" means a currency issued by the government of any country (other than a currency of the United States of America) or any composite currency based on the aggregate value of currencies of any group of countries.

         "Holder", when used with respect to any Security, means a Securityholder.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an installment of interest on such Security.

         "Judgment Currency" has the meaning specified in Section 1.15.

         "Market Exchange Rate" means (a) if pursuant to Section 3.12(iv)(b) payment is to be made in U.S. dollars with respect to a Security denominated in a Foreign Currency (other than a composite currency), the noon buying rate in The City of New York for cable transfers of such Foreign Currency as certified by the Federal Reserve Bank of New York on the second Business Day preceding the applicable payment date and (b) if pursuant to Section 3.12(iv)(a) payment is to be made in U.S. dollars with respect to a Security denominated in a composite currency, for each Component of such composite currency, the Market Exchange Rate determined pursuant to the foregoing clause (a) on the second Business Day preceding the applicable payment date.

         In the event a Market Exchange Rate as described in clause (a) or (b) above is not available, the Company will be entitled to make payments in U.S. dollars pursuant to Section 3.12(iv)(a) or (b) on the basis of the most recently available Market Exchange Rate for such Foreign Currency or each Component of such composite currency, as the case may be.

         "Maturity", when used with respect to any Security, means the date on which the principal or Maturity Consideration of such Security (or any installment of principal or Maturity Consideration) becomes due and payable or deliverable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Maturity Consideration" means securities, which may be issued by the Company or another Person, or a combination of cash, such securities and/or other property that may be delivered to Holders of Securities of any series to satisfy the Company's obligations with regard to payment upon Maturity, or any redemption or required repurchase or in connection with any exchange provisions, or any interest payment.

         "New York Banking Day" has the meaning specified in Section 1.15.

         "9% Subordinated Notes Due 2001" means the 9% Subordinated Notes Due 2001 issued by the Company pursuant to an Indenture dated as of May 15, 1991.

         "9.90% Subordinated Notes Due 2001" means the 9.90% Subordinated Notes Due 2001 issued by the Company pursuant to an Indenture dated as of May 15, 1991.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice Chairman of the Board, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall contain the statements set forth in Section 1.02.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of the Company, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.

         "Other Financial Obligations" means all obligations of the Company to make payment or delivery pursuant to the terms of financial instruments such as
(i) securities contracts and foreign currency exchange contracts, (ii) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity option contracts and (iii) in the case of both (i) and (ii) above, similar financial instruments, other than (A) obligations on account of Senior Indebtedness and (B) obligations on account of indebtedness for money borrowed ranking pari passu with, or subordinate to, the Securities.

         "Outstanding", when used with respect to a Security or Securities of any series, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying

         Agent in trust for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) such Securities in lieu of which other Securities have been authenticated and delivered pursuant to Section 3.06 of this Indenture;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02, and Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. The Trustee shall be entitled to rely upon a certificate of the Company as conclusive evidence regarding the ownership or pledge of Securities by the Company or any Affiliate of the Company.

         "Paying Agent" means any Person authorized by the Company to pay or deliver the principal of, premium, if any, Maturity Consideration, or interest on, any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 5.02, the principal of (premium, if any), Maturity Consideration and interest on the Securities of that series are payable or deliverable as specified in accordance with Section 3.01.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and for the purposes of this definition, any Security authenticated and delivered, under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Paying Agent" means the Paying Agent designated as such by the Company pursuant to Section 3.01 of this Indenture.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price or Maturity Consideration specified in such Security at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security in the form established pursuant to Section 2.01 which is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

         "Required Currency" means the currency in which principal of (and premium, if any), Maturity Consideration and interest on a Security is payable pursuant to Section 3.12.

         "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant treasurer, any senior trust officer, trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Indenture.

         "Securityholder" means, in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register and, in the case of a Bearer Security (or any temporary global Security in bearer form), the bearer thereof and, when used with respect to any coupon, the bearer thereof.

         "Security Register" has the meaning specified in Section 3.05.

         "Security Registrar" has the meaning specified in Section 3.05.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on (i) all of the Company's indebtedness for money borrowed, other than
(a) the Securities and the Existing Subordinated Securities, (b) such indebtedness as is by its terms expressly stated to be junior in right of payment to the Securities and (c) such indebtedness as is by its terms expressly stated to rank pari passu with the Securities and (ii) any deferrals, renewals or extensions of any such Senior Indebtedness. The term "indebtedness for money borrowed" as used in the foregoing sentence shall include, without limitation, any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation of, or any such obligation guaranteed by, the Company of the payment of the purchase price of property or assets. Senior Indebtedness may also include other obligations of the Company if, and to the extent specifically provided in the Officer's Certificate pursuant to Section 3.01 setting forth the terms of a series of Securities.

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) means the date fixed by the Trustee pursuant to Section 3.07.

         "Specified Currency" means the currency in which the Securities of any series are denominated.

         "Stated Maturity", when used with respect to any Security, or any installment of principal, Maturity Consideration thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal or Maturity Consideration of such Security, or such installment of principal, Maturity Consideration or interest, is due and payable or deliverable.

         "Subsidiary", means a corporation more than 50% of the Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to securities of that series.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

         "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien subsidiary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         SECTION 1.02.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 5.10) shall include:

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04.  Acts of Securityholders.

                  (i) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (ii) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be provided in any other manner which the Trustee deems sufficient.

                  (iii) The ownership of Registered Securities shall be proved by the Security Register.

                  (iv) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Security, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

                  (v) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                  (vi) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (vii) For purposes of determining the principal amount or, if such Outstanding Securities are not payable at Maturity for a fixed principal amount, the issue price of Outstanding Securities of any series, the Securityholders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under the Indenture, each Security denominated in Foreign Currency shall be deemed to have a principal amount or issue price determined by converting the principal amount or issue price of such Security in the currency or currencies in which such Security is denominated into U.S. dollars at the Exchange Rate(s) as of 9:00 A.M. New York time as determined by an Exchange Rate Agent (as evidenced by a certificate of such Exchange Rate Agent) on the date such Act is delivered to the Trustee pursuant to Section 1.04(i). Any such determination by the Company or an Exchange Rate Agent shall be conclusive and binding on the Holders and the

         Trustee for such series, and neither the Company nor such Exchange Rate Agent shall be liable therefor in the absence of bad faith.

                  (viii) The Company may, but shall not be obligated to, set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to
         Section 6.01 of this Indenture prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

         SECTION 1.05.  Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (i) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, attention: Corporate Trust Department, or

                  (ii) the Company by any Securityholder or by the Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Company, to the attention of its Treasurer, addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.06.  Notices to Securityholders; Waiver.

         Where this Indenture or any Security provides for notice to Holders of any event:

                           (1) Such notice shall be sufficiently given (unless
                  otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

                           (2) Such notice shall be sufficiently given to
                  Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited and such stock exchange shall so require, in London and, if the Security of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Security of such series are then listed on any other stock exchange and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, elsewhere in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice; it being understood that the Company shall notify the Trustee of any of the foregoing requirements a reasonable amount of time prior to the date on which such notice must be given.

         In case by reason of the suspension of regular mail service in the applicable country or countries or by reason of any other case it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

         In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Such waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.07.  Language of Notices, Etc.

         Any request, demand, authorization, direction, notice, consent, or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication, as may be specified in a form of Security or, in the absence of such specification, as directed in writing by the Company.

         SECTION 1.08.  Conflict with Trust Indenture Act.

         If and to the extent that any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA through operation of Section 318(c) thereof, such imposed duties shall control.

         SECTION 1.09.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.10.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.11.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.12.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders and, to the extent provided in Article Fourteen hereof, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.13.  Legal Holidays.

         In any case where any Interest Payment Date, Stated Maturity or Redemption Date of any Security or any date on which any Defaulted Interest is proposed to be paid or delivered shall not be a Business Day at any Place of Payment, then (notwithstanding any other provisions of the Securities or this Indenture) payment or delivery of the principal of, premium, if any, Maturity Consideration or interest on any Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Stated Maturity or Redemption Date or on the date on which Defaulted Interest is proposed to be paid or delivered, and, if such payment or delivery is made, no interest shall accrue on such payment or delivery for the period from and after any such Interest Payment Date, Stated Maturity, Redemption Date or on the date on which Defaulted Interest is proposed to be paid or delivered, as the case may be.

         SECTION 1.14.  Governing Law.

         This Indenture and the Securities shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws principles thereof.

         SECTION 1.15.  Judgment Currency; Payment to be in Proper Currency.

         Each reference in any Security, or in the Board Resolution relating thereto, to any currency shall be of the essence. Subject to Section 3.12(iv), the Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum or amount of Maturity Consideration due or payable in respect of the principal of (and premium, if any), Maturity Consideration or interest on the Securities of any series in a Specified Currency into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the Exchange Rate (as determined by the Exchange Rate Agent) as of 11:00 A.M. New York City time on the New York Banking Day immediately preceding that on which final unappealable judgment is given and (b) its obligations to make any payment or delivery of principal of (and premium, if any), Maturity Consideration and interest on any Security (i) shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, either pursuant to any judgment (whether or not entered in accordance with subsection (a) above) or otherwise, in any currency other than the Required Currency except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering, in the Required Currency, the amount, if any, by which such timely holding shall fall short of the full amount of the Required Currency so expressed to be then due and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close. Except as permitted under Section 3.12(iv), if any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency; PROVIDED, HOWEVER, the Trustee shall have no obligation to make any payment in any currency tendered to or recovered by such Trustee. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, and the Company shall remain fully liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of the Required Currency then due and payable.

         SECTION 1.16.  Moneys of Different Currencies to be Segregated.

         The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any money, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such moneys, funds and accounts.

                                   ARTICLE TWO

                                 SECURITY FORMS

         SECTION 2.01.  Forms Generally.

         All Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If temporary Securities of any series are issued in global form as permitted by Section 3.04, the form thereof also shall be established as provided in the preceding sentence.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.01, the Securities of a series shall be issuable solely in bearer form, or in both registered and bearer form. Unless otherwise specified as contemplated by
Section 3.01, Securities in bearer form shall have interest coupons attached.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         SECTION 2.02.  Form of Securities.

         Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution. Upon or prior to the delivery of a Security in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

                  (i) the Board Resolution by or pursuant to which such form of Security has been approved, certified by the Secretary or an Assistant Secretary of the Company;

                  (ii) the Officers' Certificate required by Section 3.01 of this Indenture;

                  (iii) the Company Order required by Section 3.03 of this Indenture; and

                  (iv) the Opinion of Counsel required by Section 3.03 of this Indenture.

         SECTION 2.03.  Form of Trustee's Certificate of Authentication.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK as Trustee



                                         By:____________________________________
                                               Authorized Signatory

                                         Dated:

                                  ARTICLE THREE

                                 THE SECURITIES

         SECTION 3.01.  Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

         The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, reasonably acceptable to the Trustee, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (i) the title of the Securities, including CUSIP numbers, of the series (which shall distinguish the Securities of the series from all other Securities);

                  (ii) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to this Article Three or Sections
         4.07 or 9.06);

                  (iii) the date or dates on which the principal or Maturity Consideration of the Securities of the series is payable or deliverable;

                  (iv) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or deliverable and the Regular Record Date for the interest payable or deliverable on any Interest Payment Date;

                  (v) the place or places where, subject to the provisions of
         Section 5.02, the principal of (and premium, if any), Maturity Consideration and interest, if any, on Securities of the series shall be payable or deliverable;

                  (vi) the office or offices or agency where the Registered Securities may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

                  (vii) the period or periods within which, the price, prices or Maturity Consideration at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (viii) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (ix) the denominations in which Securities of the series shall be issuable;

                  (x) (A) the currency of denomination of the Securities of the series, which may be in U.S. dollars or any Foreign Currency, (B) if such currency of denomination of such series is a composite currency other than the Euro, the agency or organization, if any, responsible for overseeing such composite currency and (C) if such Securities are denominated in a Foreign Currency, the financial center relative to such Foreign Currency;

                  (xi) the designation of the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Securities of the series will be made (which shall be either U.S. dollars or the Foreign Currency in which such Security is denominated), and if in U.S. dollars on a Security denominated in a Foreign Currency, whether the Holders thereof may elect to have such payments made in such Foreign Currency;

                  (xii) if the Securities of the series are to be denominated in a Foreign Currency, the designation of an Exchange Rate Agent for purposes of determining the amounts payable or deliverable with respect to such Securities in U.S. dollars or a Foreign Currency and exchanging a Foreign Currency into U.S. dollars or U.S. dollars into a Foreign Currency, as the case may be;

                  (xiii) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable or deliverable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.02;

                  (xiv) if the amount of payments of principal of (and premium, if any), Maturity Consideration or any interest, if any, on Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities are to be payable or deliverable, the method or methods by which such amounts shall be determined;

                  (xv) the extent to which any of the Securities will be issuable in temporary or permanent global form, and the manner in which any interest payable or deliverable on a temporary or permanent global Security shall be paid or delivered;

                  (xvi) any addition to or modification or deletion of any Event of Default, Default or covenants of the Company with respect to the Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                  (xvii) any covenants solely for the benefit of the Securities of the Series;

                  (xviii) the appointment of any Paying Agent or Agents for the Securities of the series; and

                  (xix) whether, and the terms and conditions relating to when the Company may satisfy all or part of its obligations with regard to payment or delivery upon Maturity, or any redemption or required repurchase or in connection with any exchange provisions, or any interest payment, by paying or delivering Maturity Consideration to the holders of the Securities;

                  (xx) any additional obligation of the Company to be included as Senior Indebtedness; and

                  (xxi) any other terms of the series (which shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         All Securities shall be subordinate and junior in right of payment to the obligations of the Company to holders of Senior Indebtedness of the Company as provided in Article Fourteen.

         At the option of the Company, interest on the Securities of any series that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee for such series at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         SECTION 3.02.  Denominations.

         The Securities of each series shall be issuable in such form and denominations as shall be specified as contemplated by Section 3.01. In the absence of any specification with respect to the Securities of any series, the Registered Securities of each series shall be issuable only as Securities without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof and the Bearer Securities of each series, if any, shall be issuable with coupons and in denominations of $10,000 and $50,000.

         SECTION 3.03.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Vice Chairmen, or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signatures of any or all of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Company's Chairman of the Board, its President, a Vice Chairman of the Board, its Chief Financial Officer, one of its Executive Vice Presidents or the Treasurer.

         Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, upon receipt of the Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a definitive Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have delivered to the Trustee, or such other Person as shall be specified in a temporary global Security delivered pursuant to Section 3.04, a certificate in the form required by Section 3.11(i).

         In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel complying with Section
1.02 and stating that,

                  (i) the form of such Securities has been established in conformity with the provisions of this Indenture;

                  (ii) the terms of such Securities have been established in conformity with the provisions of this Indenture;

                  (iii) all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity; and

                  (iv) such other matters as the Trustee may reasonably request.

         The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. Notwithstanding the generality of the foregoing, the Trustee will not be required to authenticate Securities denominated in a Foreign Currency if the Trustee reasonably believes that it would be unable to perform its duties with respect to such Securities.

         Each Registered Security shall be dated the date of its authentication; and unless otherwise specified as contemplated by Section 3.01, each Bearer Security and any temporary global Security referred to in Section 3.04 shall be dated as of the date of issuance of such Security.

         No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence that such Security has been duly authenticated and delivered hereunder.

         SECTION 3.04.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series which may be issuable as Bearer Securities, such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

         Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions of the following paragraph, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.03. Until so exchanged the, temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided in such temporary global Security, be delivered to the London office of a depository or common depository (the "Common Depository"), as directed by the Company, for the benefit of the operator of the Euro-clear System ("Euro-clear") and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct). Upon receipt of written instructions (which need not comply with Section 1.02) signed on behalf of the Company by any Person authorized to give such instructions, the Trustee or any Authenticating Agent shall authenticate such temporary global Security and make such indication to reflect the initial principal amount, or an increase in the principal amount, of Outstanding Securities represented thereby. Until such initial authentication, such temporary global Security shall not evidence any obligation of the Company. Such temporary global Security shall at any time represent the aggregate principal amount of Outstanding Securities theretofore indicated thereon as provided above, subject to reduction to reflect exchanges as described below.

         Unless otherwise specified in such temporary global Security, and subject to the second proviso in the following paragraph, the interest of a beneficial owner of Securities in a series in a temporary global Security shall be exchanged for definitive Securities of such series and of like tenor following the Exchange Date (as defined below) when the account holder instructs Euro-clear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form required by Section 3.11(i), dated no earlier than fifteen days prior the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that the Company may charge any Person receiving definitive Securities for the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL S.A.

         Without unnecessary delay but in any event not later than five Business Days prior to the date specified in, or determined pursuant to the terms of, any such temporary global Security as the "Exchange Date" (the "Exchange Date"), the Company shall deliver to the Trustee, or, if the Trustee appoints an Authenticating Agent pursuant to Section 8.14, to any such Authenticating Agent, definitive Securities in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. Unless otherwise specified as contemplated by Section 3.01, such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Company to the Trustee or any such Authenticating Agent, as may be appropriate. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee or any such Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge to the Common Depository and the Trustee or any such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary global Securities, an equal aggregate principal amount of definitive Securities of the same series, of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged, which, except as otherwise specified as contemplated by Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A., as to the portion of such temporary global Security held for its account then to be exchanged, each in the form required by Section 3.11(ii); and provided, further, that a definitive Bearer Security shall be delivered in exchange for a portion of a temporary global Security only in compliance with the conditions set forth in Section 3.03.

         Upon any exchange of a portion of any such temporary global Security, the Trustee or any such Authenticating Agent or the Common Depository, as the case may be, shall indicate upon such temporary global Security, the amount of such exchange to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, such temporary global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by
Section 3.01, interest payable on such temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable, without interest, to Euro-clear and CEDEL S.A. on or after such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. to the Trustee or such Authenticating Agent, as the case may be, of a certificate or certificates in the form required by Section 3.11(iii), for credit on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form required by Section 3.11(iv).

         SECTION 3.05.  Registration, Registration of Transfer and Exchange.

         With respect to Registered Securities, the Company shall keep or cause to be kept a register (sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities and the Company shall appoint a Security Registrar, and any Co-Security Registrar as may be appropriate, to keep the Security Register. The Trustee is hereby initially appointed Security Registrar with respect to the series of Securities for which it is acting as Trustee. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such Security Register shall be available for inspection by the Trustee at the office of the Security Registrar. In the event that any Registered Securities issued hereunder have The City of New York as a Place of Payment, the Company shall appoint either a Security Registrar or Co-Security Registrar located in The City of New York.

         Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

         At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of such series, of any authorized denominations and of like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

         Registered Securities may not be exchanged for Bearer Securities. Bearer Securities may not be exchanged for Bearer Securities of other authorized denominations.

         At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment from the Company; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency of a Paying Agent located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be.

         Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Security Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 4.07, or 9.06 not involving any transfer.

         None of the Company, the Security Registrar or any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption of Registered Securities of such series so selected for redemption, or (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer or exchange of any Securities so selected for redemption in whole or in part.

         SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities.

         If (i) any mutilated Security or Security with a mutilated coupon, surrendered to the Trustee or the Security Registrar, or if the Company, the Trustee and the Security Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) there is delivered to the Company, the Trustee and the Security Registrar such Security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Trustee or the Security Registrar that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and Stated Maturity and of like tenor and principal amount, bearing a number not contemporaneously outstanding and, if applicable, with coupons corresponding to the coupons appertaining thereto.

         In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or deliver the Maturity Consideration deliverable thereon; provided, however, that payment of principal of (and premium, if any), Maturity Consideration and any interest on Bearer Securities shall be payable only at an office or agency located outside the United States, and, in the case of interest, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of the coupons appertaining thereto.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security with a destroyed, lost or stolen coupon, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and their coupons, if any, duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

         SECTION 3.07.  Payment of Interest; Interest Rights Preserved.

         Unless otherwise provided, as contemplated by Section 3.01, interest on any Registered Security which is payable or deliverable, and is punctually paid, delivered or duly provided for, on any Interest Payment Date shall unless otherwise provided in such Security be paid or delivered to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided, however, that in the case of a Registered Security originally issued between a Regular Record Date and the Interest Payment Date or on an Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such Interest

Payment Date shall be paid or delivered on the next succeeding Interest Payment Date to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date with respect to such succeeding Interest Payment Date shall have been originally issued. Unless otherwise specified as contemplated by Section 3.01, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency referred to in Section 3.05) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable or deliverable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable or deliverable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         Any interest on any Registered Security which is payable or deliverable, but is not punctually paid, delivered or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable or deliverable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid or delivered by the Company, at its election in each case, as provided in clause (i) or clause (ii) below.

                  (i) The Company may elect to make payments or deliveries of any Defaulted Interest to the Persons in whose names any such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment or delivery of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid or delivered on each Registered Security and the date of the proposed payment or delivery, and at the same time the Company shall deposit with the Trustee an amount of money or other property equal to the aggregate amount proposed to be paid or delivered in respect to such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment or delivery, such money or other property when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment or delivery of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment or delivery and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or delivery. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment or delivery of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment or delivery of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid or delivered to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable or deliverable pursuant to the following clause (ii). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date of payment or delivery of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date for payment or delivery and Defaulted Interest will not be payable or deliverable on such proposed date for payment or delivery in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  (ii) The Company may make payment or delivery of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities, with respect to which there exists such default, may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment or delivery pursuant to this clause, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the right to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.08.  Persons Deemed Owners.

         Title to any Bearer Security, any coupons appertaining thereto and any temporary global Security in bearer form shall pass by delivery.

         Prior to due presentment for registration of transfer of any Registered Security, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment or delivery of principal of, premium, if any, Maturity Consideration in respect of, and (subject to Section 3.07) interest on such Security, and for all purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon, as the case may be, as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 3.09.  Cancellation.

         All Securities and coupons surrendered for payment, registration of transfer, exchange, repayment or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered or surrendered directly to the Trustee for any such purpose, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All canceled Securities or coupons held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and the Trustee shall deliver a certificate of such disposition to the Company.

         SECTION 3.10.  Computation of Interest.

         Interest on the Securities of each series shall be computed as shall be specified as contemplated by Section 3.01.

         SECTION 3.11.  Forms of Certification.

                  (i) Whenever any provision of this Indenture or the forms of Securities contemplate that certifications be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

                  (ii) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by Euro-clear and CEDEL S.A. in connection with the exchange of a portion of a temporary global Security, such certification shall be provided substantially in the form of Exhibit B hereto, with only such changes as shall be approved by the Company.

                  (iii) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by Euro-clear and CEDEL S.A. in connection with payment of interest with respect to a temporary global Security prior to the related Exchange Date, such certification shall be provided substantially in the form of Exhibit C hereto, with only such changes as shall be approved by the Company.

                  (iv) Whenever any provision of the Indenture or the forms of securities contemplate that certification be given by a beneficial owner of a portion of a temporary global Security in connection with payment or delivery of interest in respect to a temporary global Security prior to the related Exchange Date, such certification shall be provided substantially in the form of Exhibit D hereto, with only such changes as shall be approved by the Company.

         SECTION 3.12.  Payment in Currencies.

                  (i) Unless otherwise provided in Section 3.01 hereof, subject to Subsection (ii) hereof, payment of the principal of (and premium, if any), Maturity Consideration if the Maturity Consideration is to be satisfied by a cash payment, and interest on the Securities of any series, whether or not denominated in a Foreign Currency pursuant to
         Section 3.01 shall be made in U.S. dollars. If a series of Securities is denominated in a Foreign Currency, the amount receivable in U.S. dollars by the Holders of such series shall be determined as provided in Section 3.12(iii).

                  (ii) If authorized pursuant to Section 3.01, any Holder of a Security of a series of Securities denominated in a Foreign Currency may elect to receive payments in the Foreign Currency in which such Security is denominated pursuant to Section 3.01. A Holder may make such election by delivering to the Trustee a written notice thereof, in such form as may be acceptable to the Trustee, not later than the close of business on the Regular Record Date or Special Record Date, as the case may be, immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to the Trustee a written notice rescinding such election; PROVIDED, HOWEVER, that any such notice must be delivered to such Trustee not later than the close of business on the Regular Record Date or Special Record Date, as the case may be, immediately preceding the next Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and PROVIDED, FURTHER, that no such rescission may be made with respect to payments to be made on any Security with respect to which notice of redemption has been given by the Company pursuant to Article Four. The Trustee will advise the Company in writing of the aggregate amount payable in a Foreign Currency pursuant to an election under this subsection (ii).

                  (iii) For each series of Securities denominated in a Foreign Currency, the Exchange Rate Agent shall deliver to the Company and to the Trustee, by personal delivery, telecopy or other means reasonably acceptable to such Trustee, not later than the close of business on the second Business Day prior to the date each payment is required to be made with respect to the Securities of such series, a copy of the Exchange Rate Officer's Certificate relating to each such Foreign Currency.

                  (iv) If the Foreign Currency, other than a composite currency, in which a series of Securities is denominated is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, then with respect to each date for the payment of principal of (and premium, if any) and interest on such series of Securities occurring after the last date on which the Foreign Currency was so used, all payments with respect to the Securities of any such series shall be made in U.S. dollars. If payment is to be made in U.S. dollars to the Holders of any such series of Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in U.S. dollars on a payment date by the Company to the Trustee for the series and by such Trustee or any Paying Agent to Holders of Securities of such series shall be determined by an Exchange Rate Agent and shall be equal to the sum obtained by converting the specified Foreign Currency into U.S. dollars at the applicable Market Exchange Rate set forth in an Exchange Rate Officer's Certificate.

                  (v) All decisions and determinations of the Company or an Exchange Rate Agent regarding the Exchange Rate, Market Exchange Rate or conversion of Foreign Currency into U.S. dollars pursuant to Section 1.04(vii) or this Subsection shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company (in the case of a determination by an Exchange Rate Agent), the Trustee for the series, any Paying Agent and all Holders of the Securities of such series. If a Foreign Currency (other than a composite currency) in which payment of a series of Securities may be made, pursuant to Subsection (i) above, is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders of such series denominated in a Foreign Currency in the manner provided in
         Section 1.06) specifying the last date on which such Foreign Currency was used for the payment of principal of (and premium, if any) or interest on such series of Securities. In the event any composite currency in which a Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee for such series immediately (and such Trustee thereafter will give notice to the Holders of such series of Securities denominated in a Foreign Currency in the manner provided in Section 1.06). In the event of any subsequent change in any Component of any composite currency in which a series of securities is denominated or payable, the Company, after learning thereof, will give notice to the Trustee for the series similarly (and such Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 1.06). The Trustee for such series shall be fully justified and protected in relying and acting upon the information so received by it from the Company and from any Exchange Rate Agent and shall not otherwise have any duty or obligation to determine such information independently. The Company agrees to appoint and maintain an Exchange Rate Agent as is necessary for the performance of the obligations of the Exchange Rate Agent specified herein.

         SECTION 3.13.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                            REDEMPTION OF SECURITIES

         SECTION 4.01.  Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and, except as otherwise specified as contemplated by Section 3.01 for Securities of any series, in accordance with this Article.

         SECTION 4.02.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities redeemable at the option of the Company shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount or amount of Maturity Consideration of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         SECTION 4.03. Selection by Security Registrar of Securities to be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Security Registrar from the Outstanding Securities of such series not previously called for redemption, by such method as the Security Registrar shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount or issue price of Securities of such series of a denomination equal to or larger than the minimum authorized denomination for Securities of such series. Unless otherwise provided by the terms of the Securities of any series the denominations of the Securities so selected for partial redemption shall be, in the case of Registered Securities, equal in value to $100,000 or an integral multiple of $1,000 in excess thereof, or, in the case of Bearer Securities, equal to $10,000 or $50,000, and the principal amount of any such Securities which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

         The Security Registrar shall promptly notify the Company, the Trustee and the Co-Security Registrar, if any, in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount or Maturity Consideration thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal or Maturity Consideration of such Security which has been or is to be redeemed.

         SECTION 4.04.  Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

                  (i) the Redemption Date,

                  (ii) the Redemption Price,

                  (iii) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed,

                  (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest, if any, thereon shall cease to accrue on and after said date,

                  (v) the place or places where such Securities, together in the case of Bearer Securities with all remaining coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and

                  (vi) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         SECTION 4.05.  Deposit of Redemption Price.

         Prior to the opening of business on any Redemption Date, the Company shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

         SECTION 4.06.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest. Installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the close of business on the relevant Regular Record Dates according to their terms and the provisions of
Section 3.07.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may required to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted from the Company; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

         SECTION 4.07.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder of such Security or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge to the Holder, a new Security or Securities of the same series and Stated Maturity of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

         SECTION 4.08.  Redemption Suspended During Event of Default.

         The Trustee shall not redeem any Securities (unless all Securities then Outstanding are to be redeemed) or commence the giving of any notice of redemption of Securities during the continuance of any Event of Default known to the Trustee, except that where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall, subject to the provisions of Section 14.04, redeem such Securities, provided funds are deposited with it for such purpose. Subject to the rights of the holders of Senior Indebtedness, except as aforesaid, any moneys theretofore or thereafter received by the Trustee shall, during the continuance of such Event of Default, be held in trust for the benefit of the Securityholders and applied in the manner set forth in Section 7.06; provided, however, that in case such Event of Default shall have been waived as provided herein or otherwise cured, such moneys shall thereafter be held and applied in accordance with the provisions of this Article.

                                  ARTICLE FIVE

                                    COVENANTS

         SECTION 5.01. Payment of Principal, Premium, if any, the Maturity Consideration and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or deliver the principal of, premium, if any, Maturity Consideration and interest on the Securities of such series and any additional amounts described in Section 5.04 in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable or deliverable only outside the United States upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. Any payment by the Company to a Paying Agent hereunder shall be made in the applicable currency or currencies in which the respective payments are required to be made.

         SECTION 5.02.  Maintenance of Office or Agency.

         If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If Securities of a series may be issuable as Bearer Securities, the Company will maintain an office or agency where any Securities of that series may be presented or surrendered for payment (A) in the Borough of Manhattan, The City of New York, (B) the City of Boston, Massachusetts, where any Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 5.04); provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (D) subject to any laws or regulations applicable thereto, in a Place of Payment for such series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that the Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 5.04) at the place specified for the purpose as contemplated by Section 3.01, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands. Notwithstanding any other provisions, to the contrary, the Company at its option may make payment of principal, (and premium if any) and interest with respect to Registered Securities by check mailed to the address of the Person entitled thereto, as such address appears on the registry books of the Company.

         No payment or delivery of principal, premium, Maturity Consideration or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered from any or all of such purposes specified above in this Section and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation, appointment or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee for such series of any such designation or rescission and of any change in the location of any such other office or agency. Unless and until the Company rescinds such appointment, the Company hereby appoints the Trustee, acting through its Corporate Trust Office, as its Paying Agent in The City of New York with respect to all series of Securities having a Place of Payment in The City of New York.

         SECTION 5.03. Money or Other Property for Security Payments and Deliveries to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of, premium, if any, Maturity Consideration or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum or other property sufficient to pay or deliver the principal, premium, if any, Maturity Consideration or interest so becoming due until such sums or other property shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act. If the Company chooses to act as its own Paying Agent, the Company shall notify the Trustee 15 Business Days prior to such action.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to the opening of business on each due date of the principal of, premium, if any, Maturity Consideration or interest on any Securities of such series, deposit with a Paying Agent a sum or other property sufficient to pay or deliver the principal, premium, if any, Maturity Consideration or interest so becoming due, such sum or other property to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, Maturity Consideration or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will

                  (i) hold all sums or other property held by it for the payment of principal of, premium, if any, Maturity Consideration or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums or other property shall be paid or delivered to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment or delivery of principal of, premium, if any, Maturity Consideration or interest on the Securities of such series; and

                  (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay or deliver to the Trustee all sums or other property so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay or deliver, or by Company Order direct any Paying Agent to pay or deliver, to the Trustee all sums or other property held in trust by the Company or such Paying Agent, such sums or other property to be held by the Trustee upon the same trusts as those upon which such sums or other property were held by the Company or such Paying Agent; and upon such payment or delivery by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money or other property.

         Any money or other property deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment or delivery of the principal of, premium, if any, Maturity Consideration or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, Maturity Consideration or interest has become due and payable shall be paid or delivered to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment or delivery thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or other property, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment or delivery, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money or other property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money or other property then remaining will be repaid or delivered to the Company.

         SECTION 5.04.  Additional Amounts.

         If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect to, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Securities of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

         If the Securities of a series provided for the payment of additional amounts, at least 15 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment or delivery of principal (and premium, if any) or Maturity Consideration is made), and at least 15 days prior to each date of payment or delivery of principal of (and premium, if any) or Maturity Consideration or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment or delivery of principal of (and premium, if any) or Maturity Consideration or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments or deliveries to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

         SECTION 5.05.  Corporate Existence.

         Subject to Article Ten, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and that of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 5.06.  Maintenance of Properties.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of such properties, or disposing of any of them if such discontinuance or disposal is, in the judgment of the Company or of the Subsidiary concerned, desirable in the conduct to its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 5.07.  Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles).

         SECTION 5.08.  Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, commencing with the first calendar year following the issuance of securities of any series under this Indenture, a brief certificate, which need not comply with Section 1.02, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of such Securities to the end of the calendar year in which such Securities were issued in the case of the first such certificate, and covering the preceding calendar year, in the case of each subsequent certificate, stating, as to each signer thereof, that

                           (1) a review of the activities of the Company during
                  such year and of performance under this Indenture has been made under his supervision, and

                           (2) to the best of his knowledge, based on such
                  review, (a) the Company has complied with all conditions and covenants on its part contained in this Indenture throughout such year, or, if there has been a Default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such Default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

         For the purpose of this Section 5.08, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

         SECTION 5.09.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 5.05 to 5.07, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 50% in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, 50% of the aggregate issue price of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee for such series in respect of any such term, provision or condition shall remain in full force and effect.

         SECTION 5.10.  Calculation of Original Issue Discount.

         The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

         SECTION 5.11.  Statement by Officers as to Default.

         The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                   ARTICLE SIX

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 6.01.  Company to Furnish Trustee Names and Addresses of
Holders.

         The Company will furnish or cause to be furnished to the Trustee for each series

                                    (a) semiannually, not more than 15 days
                           after each Regular Record Date, a list, in such form as the Trustee may reasonably require, containing the names and addresses of the Holders of Registered Securities as of such Regular Record Date, and

                                    (b) at such other times as the Trustee may
                           request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is requested to be furnished, except that no such lists need to be furnished so long as the trustee is in possession thereof by reason of its acting as Security Registrar for such series.

         SECTION 6.02.  Preservation of Information; Communications to Holders.

                  (i) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section
         6.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as the Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section
         6.01 upon receipt of a new list so furnished.

                  (ii) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of a Security of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                                    (a) afford such applicants access to the
                           information preserved at the time by the Trustee in accordance with Section 6.02(i), or

                                    (b) inform such applicants as to the
                           approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i), and as to the approximate cost of mailing such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (iii) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 6.02(ii), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(ii).

         SECTION 6.03.  Reports By Trustee.

                  (i) The term "reporting date", as used in this Section, shall be June 15 of each year, commencing with the later of June 15, 2000 or the first June 15 after the first issuance of Securities of a series for which the Trustee is acting as Trustee pursuant to this Indenture. Within 60 days after the reporting date in each year, the Trustee shall transmit by mail to all Holders of Registered Securities as provided in TIA Section 313(c), as their names and addresses appear in the Security Register, a brief report dated as of such reporting date if required by TIA Section 313(a).

                  (ii) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

         SECTION 6.04.  Reports by the Company.

         The Company shall:

                  (i) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 of
         Section 15(d) of the Securities Exchange Act of 1934, as amended, or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of security listed and registered on a national exchange as may be prescribed from time to time in such rules and regulations;

                  (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) transmit by all to Holders of Securities, in the manner and to the extent provided in Section 6.03(ii), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Paragraphs (i) and (ii) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE SEVEN

                                    REMEDIES

         SECTION 7.01.  Events of Default.

         "Event of Default", with respect to any series of Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series:

                  (i) the entry of a decree or order by a court having jurisdiction in the premises granting relief in respect of the Company in an involuntary case under the Federal Bankruptcy Code, adjudging the Company a bankrupt, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company or of substantially all of its properties, or ordering the winding up or liquidation of its affairs under any such law, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (ii) the institution by the Company of proceedings to be adjudicated a bankrupt, or the consent by the Company to the institution of bankruptcy proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by the Company to the filing of any such petitioner to the appointment of a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or of substantially all of its respective properties, under any such law; or

                  (iii) any other Event of Default provided with respect to Securities of that series.

         SECTION 7.02.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to any series of Securities for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, 25% of the aggregate issue price of the Outstanding

Securities of such series may declare the principal or Maturity Consideration of all of the Securities of such series (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) to be immediately due and payable or deliverable, by a notice in writing to the Company (and to the Trustee if given by Securityholders), and upon any such declaration the same shall become immediately due and payable or deliverable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money or other property due or deliverable has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (i) the Company has paid or deposited with, or delivered to, the Trustee a sum or other property sufficient to pay

                                    (a) all overdue installments of interest on
                           all Securities of such series,

                                    (b) the principal of, premium, if any, and
                           Maturity Consideration on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series,

                                    (c) to the extent that payment of such
                           interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series, and

                                    (d) all sums paid or advanced by the Trustee
                           hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, the Security Registrar, any Paying Agent, and their agents and counsel; and

                  (ii) all other Defaults with respect to Securities of that series, other than the non-payment of the principal of, or non-delivery of the Maturity Consideration of, Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                  (i) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (ii) default is made in the payment or delivery of the principal of or premium, if any, or Maturity Consideration on any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay or deliver to it, for the benefit of the Holder of any such Security or coupon appertaining thereto, if any, the whole amount or other property then due and payable or deliverable on any such Security or coupon for principal, premium, if any, Maturity Consideration and interest, with interest upon the overdue principal and premium, if any, Maturity Consideration and (to the extent that payment of such interest shall be lawful) upon overdue installments of interest, at the rate or rates prescribed therefor by the terms of any such Security; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07.

         If the Company fails to pay or deliver such amounts and/or other consideration forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums or other property so due and unpaid or not delivered, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys or other property adjudged or decreed to be payable or deliverable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If a Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 7.04.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjudgment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal or Maturity

Consideration of any Securities shall then be due and payable or deliverable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, Maturity Consideration or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal, premium, if any, Maturity Consideration and interest owing and unpaid or undelivered in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07) and of the Securityholders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments or deliveries directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

         SECTION 7.05. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or under the Securities of any series or coupons (if any) appertaining thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or coupons appertaining thereto or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07, be for the ratable benefit of the Holders of the Securities of such series and coupons appertaining thereto in respect of which such judgment has been recovered.

         SECTION 7.06.  Application of Money or Other Property Collected.

         Subject to the rights of holders of Senior Indebtedness, any money or other property collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money or other property on account of principal (or premium, if any), Maturity Consideration or interest upon presentation of the Securities of such series or coupons appertaining thereto, if any, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST: To the payment of all amounts due the Trustee under Section 8.07;

                           SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series and coupons for principal of (and premium if any), Maturity Consideration and interest, respectively. Subject to 3.12(iv)(b), the Holders of each series of Securities denominated in a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by an Exchange Rate Agent by converting the principal amount Outstanding of such series of Securities in the currency in which such series of Securities is denominated into U.S. dollars at the Exchange Rate (as determined by the Exchange Rate Agent) as of the date of declaration of acceleration of the Maturity of the Securities (or, if there is no such rate on such date for the reasons specified in Section 3.12(iv)(a), such rate of the date specified in such section).

         SECTION 7.07.  Limitation on Suits.

         No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (i) such Holder has previously given written notice to the Trustee of a continuing Default with respect to Securities of such series;

                  (ii) the Holders of not less than a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of such series;

         it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such series.

         The following events shall be "Defaults" with respect to any series of Securities under this Indenture:

                                    (a) an Event of Default with respect to such
                           series specified in Section 7.01; or

                                    (b) default in the payment of principal of
                           or premium, if any, on any Securities of such series at its Maturity; or

                                    (c) default in the delivery or payment of
                           Maturity Consideration when due; or

                                    (d) default in the payment of any interest
                           upon any Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                                    (e) failure on the part of the Company to
                           duly observe or perform any of the other covenants or agreements on its part in the Securities of such series or in this Indenture and continuance of such failure for a period of sixty days after the date on which written notice of such failure, requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given by registered mail to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, 25% of the aggregate issue price, of the Securities of such series at the time Outstanding; or

                                    (f) any other Default provided with respect
                           to Securities of that Series.

         SECTION 7.08. Unconditional Right of Securityholders to Receive Principal, Premium, Maturity Consideration and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment or delivery of the principal of, premium, if any, Maturity Consideration and (subject to Section 3.07) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of such payment or delivery, and such rights shall not be impaired without the consent of such Holder.

         SECTION 7.09.  Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 7.10.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, lost, destroyed or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 7.11.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 7.12.  Control by Securityholders.

         The Holders of a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (ii) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of such series not taking part in such direction,

                  (iii) subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustees in personal liability, and

                  (iv) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 7.13.  Waiver of Past Defaults.

         The Holders of a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Default hereunder and its consequences, except a Default not theretofor cured

                  (i) in the payment or delivery of the principal of, premium, if any, Maturity Consideration or interest on any Security of such series, or

                  (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 7.14.  Undertaking for Costs.

         All parties to this Indenture agree and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in it discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, or to any suit instituted by any Holder of Securities or coupons for the enforcement of the payment of the principal of, premium, if any, Maturity Consideration or interest on any Security or payment of any coupon on or after the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

         SECTION 7.15.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

                                  ARTICLE EIGHT

                                   The Trustee

         SECTION 8.01.  Certain Duties and Responsibilities.

                  (i) Except during the continuance of a Default with respect to any series of Securities,

                                    (a) the Trustee undertakes to perform such
                           duties and only such duties as are specifically set forth in this Indenture with respect to Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee with respect to such series; and

                                    (b) in the absence of bad faith on its part,
                           the Trustee may conclusively rely, with respect to such series, as to the truth of the statements and the correctness of the opinions expressed therein upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificate or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture.

                  (ii) In case a Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (iii) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                                    (a) this Subsection shall not be construed
                           to limit the effect of Subsection (i) of this Section;

                                    (b) the Trustee shall not be liable for any
                           error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                                    (c) the Trustee shall not be liable with
                           respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such series; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (v) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section.

         SECTION 8.02.  Notice of Default.

         Within 90 days after the occurrence of any default hereunder known to the Trustee with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, entitled to receive reports pursuant to Section 6.03(ii), notice of such default hereunder, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, Maturity Consideration or interest on any Security of such series, or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided further, that in the case of any default of the character specified in Section 7.07(d) with respect to Securities of such series, no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" with respect to Securities of any series, means any event which is, or after notice or lapse of time, or both, would become, a Default or Event of Default with respect to Securities of such series.

         SECTION 8.03.  Certain Rights of Trustee.

         Except as otherwise provided in Section 8.01:

                  (i) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (iv) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (including Paying Agents) or attorney appointed with due care by it hereunder.

                  (viii) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (ix) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

                  (x) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 8.04.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be responsible for the use or application of any monies received by any Paying Agent other than the Trustee.

         SECTION 8.05  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar, any Co-Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Security and, subject to Section 8.08, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Co-Security Registrar or such other agent.

         SECTION 8.06.  Money or Other Property Held in Trust.

         Subject to Section 1.16, money or other property held by the Trustee in trust hereunder need not be segregated from other funds or other property except to the extent required by law. The Trustee shall be under no liability for interest on any money or other property received by it hereunder except as otherwise agreed with the Company.

         SECTION 8.07.  Compensation and Reimbursement.

         The Company agrees:

                  (i) to pay to each of the Trustee, any Co-Trustee, the Security Registrar, any Co-Security Registrar and Paying Agent, as the case may be, from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provisions of law in regard to the compensation of a trustee of an express trust);

                  (ii) except as otherwise expressly provided herein, to pay to or to reimburse each of the Trustee, any Co-Trustee, the Security Registrar, any Co-Security Registrar and Paying Agent, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by such entity in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of such entity's agents and counsel), except any such expense, disbursement or advances as may be attributable to its negligence or bad faith; and

                  (iii) to indemnify each of the Trustee, any Co-Trustee, the Security Registrar, any Co-Security Registrar and Paying Agent, as the case may be, for, and to hold it harmless against any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of such entity, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities. The claims of the Trustee under this Section shall not be subject to the provisions of Article Fourteen. The obligations of the Company under this Section shall survive satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.01(i) or Section 7.01(ii), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses or administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         SECTION 8.08.  Disqualification; Conflicting Interests.

         The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series.

         Nothing herein shall prevent the Trustee from filing with the Securities and Exchange Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

         SECTION 8.09.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee with respect to each series of Securities hereunder which shall at all times be either

                  (i) a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state or District of Columbia authority or

                  (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000.

         If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 8.10.  Resignation and Removal; Appointment of Successor.

                  (i) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

                  (ii) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

                  (iii) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (iv) If at any time:

                                    (a) the Trustee shall fail to comply with
                           TIA Section 310(b) with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of such series for at least six months, or

                                    (b) the Trustee shall cease to be eligible
                           under Section 8.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

                                    (c) the Trustee shall become incapable of
                           acting with respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee with respect to such series, or (2) subject to Section 7.14, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

                  (v) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more of all of such series and that at any time there shall be only one Trustee with respect to other Securities of any particular series) and shall comply with the applicable requirements of Section
         8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee with respect to such series, the successor Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor Trustee with respect to such series and to the extent supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

                  (vi) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities of such series as their names and addresses appear in the Security Register and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 8.11.  Acceptance of Appointment by Successor.

                  (i) In the case of the appointment hereunder of a successor Trustee with respect to any series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all or any series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed, or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to all or any such series; but, on request of the Company or such successor Trustee, such retiring Trustee shall upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of such retiring Trustee with respect to all or any such series; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series.

                  (ii) In case of the appointment hereof of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request to the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (iii) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (i) and (ii) of this Section, as the case may be.

                  (iv) No successor Trustee with respect to a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article.

         SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or national banking association shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 8.13.  Preferential Collection of Claims against Company.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act with respect to each series of Securities for which it is Trustee.

         SECTION 8.14.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents, which may include any Affiliate of the Company, with respect to one or more series of Securities. Such Authenticating Agent or Agents, at the option of the Trustee, shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication or the delivery of Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent, and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of Securities to the authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation or national banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus as most recently reported or determined by it sufficient under the laws of any jurisdiction under which it is organized and in which it is doing business to conduct a trust business and subject to supervision or examination by federal or state authority. Notwithstanding the foregoing, an Authenticating Agent located outside the United States may be appointed by the Trustee if previously approved in writing by the Company and if such Authenticating Agent has a combined capital and surplus as most recently reported or determined by it sufficient under the laws of any jurisdiction under which it is organized and in which it is doing business to conduct a trust business. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         The Trustee shall initially act as Authenticating Agent located within the United States for each series of Securities issued hereunder.

         Any corporation or national banking association into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation or national banking association shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK, as Trustee


                                         By:____________________________________
                                               As Authenticating Agent


                                         By:____________________________________
                                               Authorized Officer

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01.  Supplemental Indentures Without Consent of
Securityholders.

         Without notice to or the consent of any Holder of any Security or coupon, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (i) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (ii) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Securities and to add to or change the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.11; or

                  (iii) to add to the covenants of the Company, for the benefit of the Holders of Securities of all or any series (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any rights or power herein conferred upon the Company; or

                  (iv) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                  (v) to add any additional Defaults or Events of Default with respect to all or any series of the Securities (and, if such Default or Event of Default is applicable to less than all series of Securities, specifying the series to which such Default or Event of Default is applicable); or

                  (vi) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registerable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any), Maturity Consideration or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                  (vii) to change or eliminate any of the provisions of this Indenture, PROVIDED THAT any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provisions; or

                  (viii) to establish the form or terms of a Security of any series as permitted by Sections 2.01 and 3.01; or

                  (ix) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

                  (x) to provide for conversion rights of the Holders of the Securities of any series to enable such Holders to convert such Securities into other securities of the Company.

         SECTION 9.02.  Supplemental Indentures With Consent of Securityholders.

         With the consent of the Holders of not less than 66 2/3% in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, 66 2/3% of the aggregate issue price of the Outstanding Securities of all series affected by such supplemental indenture or indentures (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Outstanding Security affected thereby:

                  (i) change the Stated Maturity of the principal of, or the Stated Maturity of any installment of principal of or interest (or premium, if any) or any Maturity Consideration, on any Security, or reduce the principal amount or Maturity Consideration thereof or any premium thereon or the rate of interest thereon, or change the obligation of the Company to pay additional amounts pursuant to Section
         5.04 (except as contemplated by Section 10.01(i) and permitted by Section 9.01), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable or deliverable upon a declaration of acceleration of the Maturity thereof pursuant to
         Section 7.02, or change the method of calculating interest thereon or the coin or currency unit or other property in which any Security (or premium, if any, thereon) or the interest therefor is payable or deliverable or impair the right to institute suit for the enforcement of any such payment or delivery on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                  (ii) reduce the percentage in principal amount or issue price of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of which Holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain Defaults hereunder and their consequences) provided for in this Indenture; or

                  (iii) change any obligations of the Company to maintain an office or agency in the places and for the purposes specified in
         Section 5.02; or

                  (iv) modify any of the provisions of this Section or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived.

         A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.03.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture and has been duly authorized, executed and delivered and is enforceable in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

         SECTION 9.04.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and any such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bounded thereby.

         SECTION 9.05.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

         SECTION 9.06.  Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee of the series, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 9.07.  Subordination Unimpaired.

         No supplemental indentures executed pursuant to this Article shall directly or indirectly modify the provisions of Article Fourteen in any manner which might alter the subordination of the Securities.

                                   ARTICLE TEN

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         SECTION 10.01.  Company May Consolidate, etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

                  (i) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment or delivery of the principal of, premium, if any, Maturity Consideration and interest on (including all additional amounts, if any, payable pursuant to Section 5.04) all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (ii) immediately after giving effect to such transaction, no Default, and no event which, after notice or lapse of time, or both, would become a Default, shall have happened and be continuing; and

                  (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided, that, the provisions of this Section 10.01 may be changed as to any series of Securities if and to the extent provided in an Officer's Certificate delivered pursuant to Section 3.01 establishing the terms of such series of Securities.

         SECTION 10.02.  Successor Corporation Substituted.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and may be dissolved, wound up and liquidated at any time thereafter.

         Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                 ARTICLE ELEVEN

                           SATISFACTION AND DISCHARGE

         SECTION 11.01.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon and any right to receive additional amounts, as provided in Section 5.04), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (i) either

                                    (a) all Securities theretofore authenticated
                           and delivered (other than (1) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has not been waived as provided in Section 3.05, (2) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in
                           Section 4.07, (3) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (4) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                           Section 3.03) have been delivered to the Trustee for cancellation; or

                                    (b) all such Securities not theretofore
                           delivered to the Trustee for cancellation

                                            (1) have become due and payable, or

                                            (2) will become due and payable at
                                    their Maturity within one year, or

                                            (3) are to be called for redemption
                                    within one year under arrangements
                                    satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of
                                    (b)(1), (2) or (3) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount (said amount to be immediately due and payable to the Holders) sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be.

                  (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.07 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (i) of this Section, the obligations of the Trustee under Section 11.02 and the last paragraph of Section 5.03 shall survive such satisfaction and discharge. The Trustee may give notice to the Holders of Securities Outstanding of the immediate availability of the amount referred to in Clause (i) of this Section
11.01. Funds held pursuant to this Section shall not be subject to the provisions of Article Fourteen.

         In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of the Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. The effectiveness of any such instrument shall be conditional upon receipt of such instruments from the Trustee.

         SECTION 11.02.  Application of Trust Money or Property.

         Subject to the provisions of the last paragraph of Section 5.03, all money or property deposited with the Trustee pursuant to Section 11.01 in respect of Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Securities, the coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as such Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, Maturity Consideration and interest for whose payment such money has been deposited with such Trustee; unless otherwise specified herein, such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE TWELVE

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

         SECTION 12.01.  Exemption from Individual Liability.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                                ARTICLE THIRTEEN.
                                  SINKING FUNDS

         SECTION 13.01.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         SECTION 13.02.  Satisfaction of Sinking Fund Payments with Securities.

         The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series, with all unmatured coupons appertaining thereto and
(ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee for the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 13.03.  Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee and the Security Registrar an Officers' Certificate specifying (i) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (ii) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 13.02 (such Security to be credited, or proof of ownership thereof by the Company satisfactory to the Trustee, to be delivered together with the Officers' Certificate), and (iii) that none of such Securities has theretofore been so credited and stating the basis for such credit, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each sinking fund payment date, the Security Registrar shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 4.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 4.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 4.06 and 4.07 and subject to the limitations set forth in Section 4.08.

                                ARTICLE FOURTEEN

                             SUBORDINATION OF NOTES

         SECTION 14.01 Agreement to Subordinate.

         The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Security by his acceptance thereof, likewise covenants and agrees, that the payment or delivery of the principal of and premium, if any, Maturity Consideration and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment or delivery to the prior payment or satisfaction in full of all Senior Indebtedness.

         SECTION 14.02. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities.

                  (a) Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law),

                           (i) the holders of all Senior Indebtedness shall
                  first be entitled to receive payment or delivery in full in accordance with the terms of such Senior Indebtedness of the principal thereof, premium, if any, Maturity Consideration and the interest due thereon (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) before the Holders of the Securities are entitled to receive any payment or delivery upon the principal of or premium, if any, Maturity Consideration or interest on indebtedness evidenced by the Securities;

                           (ii) any payment or distribution of assets of the
                  Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fourteen, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, in accordance with the priorities then existing among holders of Senior Indebtedness for payment of the aggregate amounts remaining unpaid on account of the principal of and premium, if any, and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; it being understood that if the Holders of Securities shall fail to file a proper claim in the form required by any proceeding referred to in this subparagraph (ii) prior to thirty days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness are hereby authorized to file an appropriate claim or claims for and on behalf of the Holders of Securities in the form required in any such proceeding; and

                           (iii) in the event that, notwithstanding the
                  foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinate to the payment of the Securities, shall be received by the Trustee or Holders of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be held for the benefit of and shall be paid over to the Holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision thereof) to the holders of such Senior Indebtedness.

                  (b) Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all Existing Subordinated Indebtedness and all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subordination) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and premium, if any,

         Maturity Consideration and interest on the Securities shall be paid in full and no such payments or distributions to holders of such Senior Indebtedness to which the Holders of the Securities would be entitled except for the provisions hereof of cash, property or securities otherwise distributable to the Senior Indebtedness shall, as between the Company, its creditors, other than the holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

                  (c) It is understood that the provisions of this Article Fourteen are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness (and, in the case of Section 14.10, the holders of Existing Subordinated Indebtedness and Entitled Persons), on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall (i) impair, as between the Company, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute (and which, subject to the rights under this Article Fourteen of the holders of Senior Indebtedness and the rights under Section 14.10 of Entitled Persons, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of, premium, if any, Maturity Consideration and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency or similar law now or hereafter in effect) on the Securities as and when the same shall become due and payable in accordance with their terms, (ii) affect the relative rights of the Holders of the Securities and creditors of the Company, other than the holders of the Senior Indebtedness and of Existing Subordinated Indebtedness, (iii) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness and under
         Section 14.10 of Entitled Persons, in respect of cash, property or securities of the Company received upon the exercise of any such remedy or (iv) prevent the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to the payment of or on account of the principal of or premium, if any, Maturity Consideration or interest on the Securities or prevent the receipt by the Trustee or any Paying Agent of such moneys, if, prior to the second Business Day prior to such deposit, the Trustee or such Paying Agent did not have written notice, in accordance with Section 14.06 hereof, of any event prohibiting the making of such deposit by the Company and the Trustee shall not be affected by any notice which may be received by it on or after such second Business Day.

                  (d) Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 8.01, and the Holders of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness, Entitled Persons and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen. In the absence of any such liquidating trustee, agent or other person or any certification by any such person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness or an Entitled Person (or a trustee or representative on behalf of such holder or Entitled Person) as evidence that such Person is a holder of Senior Indebtedness or an Entitled Person (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness or as an Entitled Person, to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Other Financial Obligations held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  (e) With respect to the holders of Senior Indebtedness or Entitled Persons, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the holders of Senior Indebtedness or Entitled Persons shall be read into this Indenture against the Trustee. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or any Entitled Person, and shall not be liable to any such holders if it shall mistakenly pay over or distribute to or on behalf of Holders of Securities or the Company moneys or assets to which any holders of Senior Indebtedness or any Entitled Person shall be entitled by virtue of this Article Fourteen.

         SECTION 14.03. Payments on Securities Prohibited During Event of Default Under Senior Indebtedness.

         In the event and during the continuation of any Default in the payment of principal of, or premium, if any, or interest on, any Senior Indebtedness beyond any applicable period of grace, or in the event that any Event of Default with respect to any Senior Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such Default or Event of Default shall have been cured or waived or shall have ceased to exist, no payment or delivery of principal of, or premium, Maturity Consideration or interest on the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities, shall be made by the Company.

         SECTION 14.04.  Reserved.

         SECTION 14.05. Authorization of Holders to Trustee to Effect Subordination.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

         SECTION 14.06.  Notice to Trustee.

         Notwithstanding the provisions of this Article or any other provisions of the Indenture, neither the Trustee nor any Paying Agent shall be charged with knowledge of the existence of any Senior Indebtedness or Other Financial Obligations or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until a Responsible Officer of the Trustee assigned to its Corporate Trust Department or such Paying Agent shall have received written notice thereof from the Company or from the holder of any Senior Indebtedness or from any Entitled Person or from the representative of any such holder and prior to receipt of any such written notice the Trustee shall be entitled to assume that no such indebtedness or event exists; PROVIDED; HOWEVER, that if a Responsible Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the principal, issue price, accrued original issue discount, redemption price or interest, if any, as the case may be, in respect of any Security), the notice with respect to such money provided for in this Section 14.06, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         Subject to the provisions of Section 8.01, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness or Other Financial Obligations (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or Other Financial Obligations (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness or Other Financial Obligations to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Other Financial Obligations held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the rights of such person to receive such payment.

         SECTION 14.07.  Right of Trustee to Hold Senior Indebtedness.

         The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Indebtedness or Other Financial Obligation at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness or Other Financial Obligation, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

         SECTION 14.08. Article Fourteen Not to Prevent Defaults or Events of Default.

         The failure to make a payment pursuant to the Securities by reason of any provision in this Article shall not be construed as preventing the occurrence of a Default or an Event of Default.

         SECTION 14.09.  Trustee Compensation, Etc. Not Prejudiced.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee pursuant to Section 8.07 or to funds held by the Trustee pursuant to
Section 11.01.

         SECTION 14.10. Securities to Rank PARI PASSU with Existing Subordinated Indebtedness; Payment of Proceeds in Certain Cases.

                  (a) Subject to the provisions of this Section and to any provisions established or determined with respect to Securities of any series pursuant to Section 3.01, the Securities shall rank PARI PASSU in right of payment with the Existing Subordinated Indebtedness.

                  (b) Upon the occurrence of any of the events specified in
         Section 14.02(a), the provisions of that Section and the corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any Existing Subordinated Indebtedness shall be given effect on a PRO RATA basis to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Indebtedness, on the one hand, and the Holders of Securities and holders of Existing Subordinated Indebtedness, on the other hand.

                  (c) If, after giving effect to the provisions of Section 14.02(a), Section 14.02(b) and the respective corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any Existing Subordinated Indebtedness on such PRO RATA basis, any amount of cash, property or securities shall be available for payment or distribution in respect of the Securities

         ("Excess Proceeds"), and any creditors in respect of Other Financial Obligations shall not have received payment in full of all amounts due or to become due on or in respect of such Other Financial Obligations (and provision shall not have been made for such payment in money or money's worth), then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of Other Financial Obligations) to pay or provide for the payment of the Other Financial Obligations remaining unpaid, to the extent necessary to pay all Other Financial Obligations in full, after giving effect to any concurrent payment or distribution to or for creditors in respect of Other Financial Obligations. Any Excess Proceeds remaining after the payment (or provision for payment) in full of all Other Financial Obligations shall be available for payment for distribution in respect of the Securities.

                  (d) In the event that, notwithstanding the foregoing provisions of subsection (c) of this Section 14.10, the Trustee or Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Other Financial Obligations are paid in full or payment thereof duly provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event, subject to any obligation the Trustee or such Holder may have pursuant to Section 14.02(a), such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for payment in accordance with subsection (c) of this Section 14.10.

                  (e) Subject to the payment in full of all Other Financial Obligations, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of Other Financial Obligations and is entitled to like rights of subrogation) to the rights of the creditors in respect of Other Financial Obligations to receive payments and distributions of cash, property and securities applicable to the Other Financial Obligations until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to creditors in respect of Other Financial Obligations of any cash, property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to creditors in respect of Other Financial Obligations by Holders of Securities or the Trustee, shall, as among the Company, its creditors other than creditors in respect of Other Financial Obligations and the Holders of

         Securities be deemed to be a payment or distribution by the Company to or on account of the Other Financial Obligations.

                  (f) The provisions of subsections (c), (d) and (e) of this
         Section 14.10 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the creditors in respect of Other Financial Obligations, on the other hand, after giving effect to the rights of the holders of Senior Indebtedness, as provided in this Article 14. Nothing contained in subsections (c), (d) and (e) of this Section is intended to or shall affect the relative rights against the Company of the Holders of the Securities and (1) the holders of Senior Indebtedness, (2) the holders of Existing Subordinated Indebtedness or (3) other creditors of the Company other than creditors in respect of Other Financial Obligations.

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

         SECTION 15.01.  Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                            FLEET BOSTON CORPORATION



                                            By: /s/ Douglas L. Jacobs
                                               ---------------------------------
                                                  Title:







                                            THE BANK OF NEW YORK



                                            By: /s/ Annette Kos
                                               ---------------------------------
                                                  Title:

                                    EXHIBIT A

                       FORM OF CERTIFICATE TO BE GIVEN BY
                     PERSON ENTITLED TO RECEIVE BEARER NOTE

                                   CERTIFICATE

                      -------------------------------------

     [Insert title or sufficient description of Securities to be delivered]

         This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States person, or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States person, that such United States person is a financial institution within the meaning of
Section 1.165-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, and the regulations thereunder. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

         As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

         We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or

                                    EXHIBIT B

                FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR AND
                  CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF
                      A PORTION OF A TEMPORARY GLOBAL NOTE

                                   CERTIFICATE

                      ------------------------------------

     [Insert title or sufficient description of Securities to be delivered]

         This is to certify with respect to $_____________ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

         We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.


Dated:  ______________________, 19__
[To be dated no earlier than the Exchange
Date]



                                           [MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK, Brussels
                                           Office, as Operator of the Euro-clear
                                           System] [CEDEL S.A.]



                                           By:__________________________________

                                    EXHIBIT C

                FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR AND
             CEDEL S.A. TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE

                                   CERTIFICATE

                   ------------------------------------------


             [Insert title or sufficient description of Securities]

         This is to certify that, as of the Interest Payment Date on [Insert Date], the undersigned, which is a holder of an interest in the temporary global Security representing the above Securities, is not a United States person.

         As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         We confirm that the interest payable on such Interest Payment Date will be paid to each of the persons appearing in our records as being entitled to interest to be paid on the above date from whom we have received a written certification dated not earlier than 15 days prior to such Interest Payment date to the effect that the beneficial owner of such portion with respect to which interest is to be paid on such date either is not a United States person or is a United States person which is a financial institution which has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in United States Treasury Regulations ss. 1.6049-4(c)(1)(ii). We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

                                    EXHIBIT D

             FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS TO
                    OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE

                                   CERTIFICATE

                   ------------------------------------------

             [Insert title or sufficient description of Securities]

         This is to certify that as of the date hereof, no portion of the temporary global Security representing the above-captioned Securities and held by you for our account is beneficially owned by a United States person or, if any portion thereof held by you for our account is beneficially owned by a United States person, such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder, and certifies that either it has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in Section 1.6049-4(c)(1)(ii) of the United States Treasury regulations.

         As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the Interest Payment Date on [Insert Date] as to any such portion of such temporary global Security.

         We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  ______________________, 19__
[To be dated no earlier than 15 days prior to the Exchange Date]

                                            [Name of Person Entitled to
                                            Receive Bearer Security]


                                            ____________________________________
                                                   (Authorized Signatory)

                                            Name:
                                            Title:


         The foregoing reflects any advice received subsequent to the date of any certificate stating that the statements contained in such certificate are no longer correct.

Dated:  ______________________, 19__
[To be dated on or after the relevant Interest
Payment Date]

                                           [MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK, Brussels
                                           Office, as Operator of the Euro-clear
                                           System] [CEDEL S.A.]


                                           By:__________________________________


[?] certificate or a copy thereof to any interested party in such proceedings.

Dated:  ______________________, 19__
[To be dated on or after the 15th day before the relevant Interest Payment Date]

                                           [Name of Account Holder]


                                           By:__________________________________
                                                   (Authorized Signatory)

                                           Name:
                                           Title: